Rule 497(e)

Registration Nos. 333-210186 and 811-23147

FIRST TRUST EXCHANGE-TRADED FUND VIII
(the “Trust”)

EQUITYCOMPASS RISK MANAGER ETF and
EquityCompass Tactical Risk Manager ETF
(the “Funds”)

Supplement To the Prospectus
Dated January 2, 2018

Dated April 6, 2018

1.	Notwithstanding anything to the contrary in the Funds’ Prospectus, the section entitled “Summary Information-EquityCompass Risk Manager ETF (ERM)-Fees and Expenses of the Fund” is replaced in its entirety with the following:

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker, which are not reflected in the table below.

Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.65%
Distribution and Service (12b-1) Fees(1)	0.00%
Other Expenses	0.00%
Acquired Fund Fees and Expenses(2)	0.05%
Total Annual Fund Operating Expenses	0.70%
Fee Waiver(3)	0.05%
Total Annual Fund Operating Expenses After Fee Waiver	0.65%

(1)	Although the Fund has adopted a 12b-1 plan that permits it to pay up to 0.25% per annum, it will not pay 12b-1 fees at any time before January 19, 2019.

(2)	Acquired Fund Fees and Expenses have been restated to reflect the current fiscal year.

(3)

Pursuant to a contractual agreement between the Trust, on behalf of the Fund, and First Trust Advisors, L.P. (“First Trust”), the Fund’s investment advisor, the management fees paid to First Trust by the Fund will be reduced by the amount of the management fees due to be paid to First Trust for advisory services to the underlying investment companies advised by First Trust. This contractual agreement shall continue until the earliest of (i) April 10, 2019, (ii) its termination at the direction of the Trust’s Board of Trustees or (iii) upon the termination of the Investment Management Agreement by and between the Fund, the Trust and the Fund’s investment advisor.

Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.

The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels until January 19, 2019, and thereafter at 0.95% to represent the imposition of the 12b-1 fee of 0.25% per annum of the Fund’s average daily net assets. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$66	$273	$496	$1,139

2.	Notwithstanding anything to the contrary in the Funds’ Prospectus, the section entitled “Summary Information- EquityCompass Tactical Risk Manager ETF(TERM)-Fees and Expenses of the Fund” is replaced in its entirety with the following:

Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.65%
Distribution and Service (12b-1) Fees(1)	0.00%
Other Expenses	0.00%
Acquired Fund Fees and Expenses(2)	0.05%
Total Annual Fund Operating Expenses	0.70%
Fee Waiver(3)	0.05%
Total Annual Fund Operating Expenses After Fee Waiver	0.65%

(1)	Although the Fund has adopted a 12b-1 plan that permits it to pay up to 0.25% per annum, it will not pay 12b-1 fees at any time before January 19, 2019.

(2)	Acquired Fund Fees and Expenses have been restated to reflect the current fiscal year.

(3)

Pursuant to a contractual agreement between the Trust, on behalf of the Fund, and First Trust Advisors, L.P. (“First Trust”), the Fund’s investment advisor, the management fees paid to First Trust by the Fund will be reduced by the amount of the management fees due to be paid to First Trust for advisory services to the underlying investment companies advised by First Trust. This contractual agreement shall continue until the earliest of (i) April 10, 2019, (ii) its termination at the direction of the Trust’s Board of Trustees or (iii) upon the termination of the Investment Management Agreement by and between the Fund, the Trust and the Fund’s investment advisor.

Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.

The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels until January 19, 2019, and thereafter at 0.95% to represent the imposition of the 12b-1 fee of 0.25% per annum of the Fund’s average daily net assets. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$66	$273	$496	$1,139

3.	Notwithstanding anything to the contrary in the Funds’ Prospectus, the following risks are added to the sections entitled “Summary Information-EquityCompass Risk Manager ETF (ERM)-Principal Risks” and “Summary Information-EquityCompass Tactical Risk Manager ETF (TERM)-Principal Risks” respectively:

ASSET-BACKED AND MORTGAGE-RELATED SECURITIES RISK. The underlying ETFs may be subject to the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. Extension risk is prevalent when in a period of rising interest rates, an underlying ETF holds mortgage-related securities and such securities exhibit additional volatility. Prepayment risk is prevalent when in a period of declining interest rates, borrowers may pay off their mortgages sooner than expected. Prepayments can reduce the returns of an underlying ETF because the ETF may have to reinvest that money at the lower prevailing interest rates. An underlying ETF’s investments in asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

CALL RISK. If an issuer calls higher-yielding debt instruments held by an underlying ETF, performance could be adversely impacted. During periods of falling interest rates, issuers of callable securities may call (redeem) securities with higher coupon rates or interest rates before their maturity dates. An underlying ETF would then lose any price appreciation above the bond’s call price and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the ETF’s income. Such redemptions and subsequent reinvestments would also increase the Fund’s portfolio turnover rate.

FIXED INCOME SECURITIES RISK. An investment in the Fund involves risk associated with an investment in fixed income securities including the risk that certain of the securities in the underlying ETFs may not have the benefit of covenants that would prevent the issuer from engaging in capital restructurings or borrowing transactions in connection with corporate acquisitions, leveraged buyouts or restructurings. This limitation could reduce the ability of the issuer to meet its payment obligations and might result in increased credit risk. In addition, certain of the securities may be redeemed or prepaid by the issuer, resulting in lower interest payments received by an underlying ETF and reduced distributions to shareholders.

FLOATING RATE LOAN RISK. An investment in floating rate loans subjects the underlying ETFs to credit risk, which is heightened for loans in which the ETFs invest because companies that issue such loans tend to be highly leveraged and thus are more susceptible to the risks of interest deferral, default and/or bankruptcy. The loans are usually rated below investment grade but may also be unrated. An economic downturn would generally lead to a higher non-payment rate, and a loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value. Unlike the securities markets, there is no central clearinghouse for loan trades, and the loan market has not established enforceable settlement standards or remedies for failure to settle. Therefore, underlying ETF transactions in loans may have uncertain settlement time periods. Loans are subject to a number of risks described elsewhere in this prospectus, including liquidity risk and the risk of investing in below investment grade debt instruments. Floating rate loans are subject to prepayment risk. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among loan investors, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which an underlying ETF derives interest income will be reduced. An underlying ETF may not be able to reinvest the proceeds received on terms as favorable as the prepaid loan.

HIGH YIELD SECURITIES RISK. High yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and therefore, are considered to be highly speculative. These securities are issued by companies that may have limited operating history, narrowly focused operations and/or other impediments to the timely payment of periodic interest and principal at maturity. If the economy slows down or dips into recession, the issuers of high yield securities may not have sufficient resources to continue making timely payment of periodic interest and principal at maturity. The market for high yield securities is generally smaller and less liquid than that for investment grade securities. High yield securities are generally not listed on a national securities exchange but trade in the over-the counter markets. Due to the smaller, less liquid market for high yield securities, the bid-offer spread on such securities is generally greater than it is for investment grade securities and the purchase or sale of such securities may take longer to complete. In general, high yield securities may have a greater risk of default than other types of securities.

INVESTMENT COMPANIES RISK. The Fund may invest in the shares of other investment companies, and therefore, the Fund’s investment performance and risks may be related to the investment performance and risks of the underlying funds. In general, as a shareholder in other investment companies, the Fund bears its ratable share of the underlying fund’s expenses, and would be subject to duplicative expenses to the extent the Fund invests in other investment companies.

NON-U.S. SECURITIES RISK. The underlying ETFs may invest in securities of non-U.S. issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments, restrictions on foreign investment or exchange of securities, lack of liquidity, currency exchange rates, excessive taxation, government seizure of assets, different legal or accounting standards, and less government supervision and regulation of exchanges in foreign countries.

SOVEREIGN DEBT RISK. The underlying ETFs may invest in sovereign debt. Investments in sovereign bonds involve special risks because the governmental authority that controls the repayment of the debt may be unwilling or unable to repay the principal and/or interest when due in accordance with the terms of such securities; the availability of sufficient foreign exchange on the date a payment is due; the relative size of the debt service burden to the economy as a whole; or the government debtor’s policy towards the International Monetary Fund and the political constraints to which a government debtor may be subject. If an issuer of sovereign bonds defaults on payments of principal and/or interest, an underlying ETF may have limited legal recourse against the issuer and/or guarantor. In certain cases, remedies must be pursued in the courts of the defaulting party itself, and an underlying ETF’s ability to obtain recourse may be limited. In times of economic uncertainty, the prices of these securities may be more volatile than those of corporate debt obligations or of other government debt obligations.

Please Keep this Supplement with your Fund
Prospectus for Future Reference